                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated August 1, 2000, (2000-4), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 16, 2000 to August 15, 2000 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 28th day of August, 2000.


                                       CONSECO FINANCE CORP.


                                       BY: /s/ Phyllis A. Knight
                                           -------------------------------------
                                               Phyllis A. Knight
                                               Senior Vice President and
                                               Treasurer

                                                                  SERIES 2000-4
                                    CERTIFICATES for MANUFACTURED HOUSING LOANS
                                    MONTHLY REPORT                       Sep-00
                                    CUSIP NO.#20846Q DQ8,DR6,DS4,DT2,DU9,DV7,
                                    DW5,DX3,DY1,DZ8    TRUST ACCOUNT #3338416-0
                                                       REMITTANCE DATE 9/1/2000

                                                                                        Total $                        Per $1,000
                                                                                        Amount                          Original
                                                                                    -----------------                -------------

CLASS A CERTIFICATES
--------------------------------------
(1a) Amount available( including Monthly Servicing Fee)                                19,348,342.28
                                                                                   -----------------

 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn for prior Remittance Date                             0.00
                                                                                   -----------------

 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
     Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
     Remittance Date                                                                   19,348,342.28
                                                                                   -----------------

 (d) Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                          0.00
                                                                                   -----------------

A.   Interest
     (2)  Aggregate  interest
          a. Class A-1 Remittance Rate (7.18%)                                               7.18000%
                                                                                   -----------------
          b. Class A-1 Interest                                                           897,500.00                    3.98888889
                                                                                   -----------------                 -------------

          c. Class A-2 Remittance Rate (7.35%)                                                  7.35%
                                                                                   -----------------
          d. Class A-2 Interest                                                           367,500.00                    4.08333333
                                                                                   -----------------                 -------------

          e. Class A-3 Remittance Rate (7.47%)                                                  7.47%
                                                                                   -----------------
          f. Class A-3 Interest                                                           518,750.00                    4.15000000
                                                                                   -----------------                 -------------

          g. Class A-4 Remittance Rate (7.73%)                                                  7.73%
                                                                                   -----------------
          h. Class A-4 Interest                                                           815,944.44                    4.29444442
                                                                                   -----------------                 -------------

          i. Class A-5 Remittance Rate (7.97%)                                                  7.97%
                                                                                   -----------------
          j. Class A-5 Interest                                                           487,055.56                    4.42777782
                                                                                   -----------------                 -------------

          k. Class A-6 Remittance Rate (8.31%)                                                  8.31%
                                                                                   -----------------
          l. Class A-6 Interest                                                         1,431,166.67                    4.61666668
                                                                                   -----------------                 -------------

     (3)  Amount applied to:
          a. Unpaid Class A Interest Shortfall                                                  0.00                             0
                                                                                   -----------------                 -------------

     (4)  Remaining:
          a. Unpaid Class A Interest Shortfall                                                  0.00                             0
                                                                                   -----------------                 -------------

B.   Principal
     (5)  Formula Principal Distribution  Amount                                       13,283,550.61                           N/A
                                                                                   -----------------                 -------------
          a. Scheduled Principal                                                        1,453,701.43                           N/A
                                                                                   -----------------                 -------------
          b. Principal Prepayments                                                      4,600,876.79                           N/A
                                                                                   -----------------                 -------------
          c. Liquidated Contracts                                                               0.00                           N/A
                                                                                   -----------------                 -------------
          d. Repurchases                                                                        0.00                           N/A
                                                                                   -----------------                 -------------
          e. Current Month Advanced Principal                                           2,169,894.29                           N/A
                                                                                   -----------------                 -------------
          f. Prior Month Advanced Principal                                                     0.00                           N/A
                                                                                   -----------------                 -------------
          g. Additional Principal Distribution ($18,750,00.00 cap)                      5,059,078.10
                                                                                   -----------------

     (6)  Pool Scheduled Principal Balance                                          1,192,818,111.98
                                                                                   -----------------
    (6b)  Adjusted Pool Principal Balance                                           1,190,648,217.69                  957.30509965
                                                                                   -----------------                 -------------
    (6c)  Pool Factor                                                                     0.95730510
                                                                                   -----------------

    (6d)  Net Certificate Principal Balance                                         1,230,466,449.39
                                                                                   -----------------
    (6e)  Overcollateralization Amount  ($25,000,000.00 cap)                           11,309,078.10
                                                                                   -----------------
    (6f)  Prefunded Amount                                                             51,127,309.80
                                                                                   -----------------


                                                                  SERIES 2000-4
                                    CERTIFICATES for MANUFACTURED HOUSING LOANS
                                    MONTHLY REPORT                       Sep-00
                                    CUSIP NO.#20846Q DQ8,DR6,DS4,DT2,DU9,DV7,
                                    DW5,DX3,DY1,DZ8    TRUST ACCOUNT #3338416-0
                                                     REMITTANCE DATE 10/01/2000
                                                                      PAGE 2

                                                                                        Total $                        Per $1,000
                                                                                        Amount                          Original
                                                                                    -----------------                -------------

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                                              0.00
                                                                                   -----------------

     (8)  Class A Percentage for such Remittance Date                                          84.42%
                                                                                   -----------------

     (9)  Class A Percentage for the following  Remittance Date                                84.25%
                                                                                   -----------------

    (10)  Class A  Principal Distribution:
          a. Class A-1                                                                 13,283,550.61                   59.03800271
                                                                                   -----------------                 -------------
          b. Class A-2                                                                          0.00                    0.00000000
                                                                                   -----------------                 -------------
          c. Class A-3                                                                          0.00                    0.00000000
                                                                                   -----------------                 -------------
          d. Class A-4                                                                          0.00                    0.00000000
                                                                                   -----------------                 -------------
          e. Class A-5                                                                          0.00                    0.00000000
                                                                                   -----------------                 -------------
          f.  Class A-6                                                                         0.00                    0.00000000
                                                                                   -----------------                 -------------

    (11)  Class A-1 Principal Balance                                                 211,716,449.39                  940,96199729
                                                                                   -----------------                 -------------
   (11a)  Class A-1 Pool Factor                                                           0.94096200
                                                                                   -----------------

    (12)  Class A-2 Principal Balance                                                  90,000,000.00                  1000.0000000
                                                                                   -----------------                 -------------
   (12a)  Class A-2 Pool Factor                                                           1.00000000
                                                                                   -----------------

    (13)  Class A-3 Principal Balance                                                 125,000,000.00                  1000.0000000
                                                                                   -----------------                 -------------
   (13a)  Class A-3 Pool Factor                                                           1.00000000
                                                                                   -----------------

    (14)  Class A-4 Principal Balance                                                 190,000,000.00                  1000.0000000
                                                                                   -----------------                 -------------
   (14a)  Class A-4 Pool Factor                                                           1.00000000
                                                                                   -----------------

    (15)  Class A-5 Principal Balance                                                 110,000,000.00                  1000.0000000
                                                                                   -----------------                 -------------
   (15a)  Class A-5 Pool Factor                                                           1.00000000
                                                                                   -----------------

    (16)  Class A-6 Principal Balance                                                 310,000,000.00                  1000.0000000
                                                                                   -----------------                 -------------
   (16a)  Class A-6 Pool Factor                                                           1.00000000
                                                                                   -----------------

    (17)  Unpaid Class A Principal Shortfall
          (if any)following current Remittance Date                                             0.00
                                                                                   -----------------

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

    (18)  31-59 days                                                                   21,279,829.37                           568
                                                                                   -----------------                 -------------

    (19)  60 days or more                                                               6,464,281.74                           168
                                                                                   -----------------                 -------------

    (20)  Current Month Repossessions                                                      58,221.17                             2
                                                                                   -----------------                 -------------

    (21)  Repossession Inventory                                                           58,189.47                             2
                                                                                   -----------------                 -------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                                                                  SERIES 2000-4
                                    CERTIFICATES for MANUFACTURED HOUSING LOANS
                                    MONTHLY REPORT                       Sep-00
                                    CUSIP NO.#20846Q DQ8,DR6,DS4,DT2,DU9,DV7,
                                    DW5,DX3,DY1,DZ8    TRUST ACCOUNT #3338416-0
                                                     REMITTANCE DATE 10/01/2000
                                                                      PAGE 3


Class M-1, M-2 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in Setember, 2004.)

    (22)  Average Sixty - Day Delinquency Ratio Test

          (a) Sixty - Day Delinquency Ratio for current Remittance Date                                  0.55%
                                                                                                -------------

          (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
              may not exceed 5.0%)                                                                       0.00%
                                                                                                -------------

    (23)  Average Thirty - Day Delinquency Ratio

          (a) Thirty - Day Delinquency Ratio for current Remittance Date                                 2.33%
                                                                                                -------------

          (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
              may not exceed N/A% (no test))                                                             0.00%
                                                                                                -------------

    (24)  Cumulative Realized Losses Test

          (a) Cumulative Realized Losses for  current Remittance Date
              (as a percentage of Cut-off Date Pool Principal Balance:
              may not exceed 5.5% from Sept. 1, 2004 to August 31, 2005;
              7.0% from Sept. 1, 2005 to August 31, 2006; 9.0% from Sept. 1,
              2006, to August 31, 2007 and 10.5% thereafter)                                             0.00
                                                                                                -------------

    (25)  Current Realized Losses Test

          (a) Current Realized Losses for current Remittance Date                                        0.00
                                                                                                -------------

          (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
              Remittance and for current Remittance Date;
              may not exceed 2.75%)                                                                      0.00%
                                                                                                -------------

    (26)  Class M-1 Principal Balance Test

          (a) The sum of Class M Principal Balance and Class B Principal
              Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
              Date is greater than 26.25%                                                               15.58%
                                                                                                -------------

    (27)  Class M-2 Principal Balance Test

          (a) The sum of Class M-2 Principal Balance and Class B Principal
              Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
              Date is greater than 18.75%                                                               10.55%
                                                                                                -------------

    (28)  Class B Principal Balance Test

          (a) Class B Principal Balance (before any distributions on current
              Remittance Date) as of such Remittance date is greater than
              $25,000,000.00                                                                    81,250,000.00
                                                                                                -------------

          (b) Class B Principal Balance (before distributions on current
              Remittance Date) divided by pool Scheduled Principal Balance as of preceding Remittance Date is equal to or greater than
              12.75%.                                                                                    6.53%
                                                                                                -------------



                                                                  SERIES 2000-4
                                    CERTIFICATES for MANUFACTURED HOUSING LOANS
                                    MONTHLY REPORT                       Sep-00
                                    CUSIP NO.#20846Q DQ8,DR6,DS4,DT2,DU9,DV7,
                                    DW5,DX3,DY1,DZ8    TRUST ACCOUNT #3338416-0
                                                     REMITTANCE DATE 10/01/2000
                                                                      PAGE 4

                                                                                        Total $                        Per $1,000
                                                                                        Amount                          Original
                                                                                    -----------------                -------------

CLASS M-1 CERTIFICATES
--------------------------------------
     (29) Amount available( including Monthly Servicing Fee)                            1,546,875.00
                                                                                   -----------------
A.   Interest
     (30) Aggregate  interest

          (a) Class M-1 Remittance Rate 8.73%, unless the
              Weighted Average Contract Rate is less than 8.73%)                                8.73%
                                                                                   -----------------

          (b) Class M-1 Interest                                                          303,125.00                    4.85000000
                                                                                   -----------------                 -------------

          (c) Interest on Class M-1 Adjusted Principal Balance                                  0.00
                                                                                   -----------------

     (31) Amount applied to Class M-1 Interest Deficiency Amount                                0.00
                                                                                   -----------------

     (32) Remaining unpaid Class M-1 Interest Deficiency Amount                                 0.00
                                                                                   -----------------

     (33) Amount applied to:
          a. Unpaid Class M-1 Interest Shortfall                                                0.00                             0
                                                                                   -----------------                 -------------

     (34) Remaining:
          a. Unpaid Class M-1 Interest Shortfall                                                0.00                             0
                                                                                   -----------------                 -------------

B.   Principal
     (35) Formula Principal Distribution  Amount                                                0.00                           N/A
                                                                                   -----------------                 -------------
          a. Scheduled Principal                                                                0.00                           N/A
                                                                                   -----------------                 -------------
          b. Principal Prepayments                                                              0.00                           N/A
                                                                                   -----------------                 -------------
          c. Liquidated Contracts                                                               0.00                           N/A
                                                                                   -----------------                 -------------
          d. Repurchases                                                                        0.00                           N/A
                                                                                   -----------------                 -------------

     (36) Class M-1 Principal Balance                                                  62,500,000.00                 1000.00000000
                                                                                   -----------------                 -------------
    (36a) Class M-1 Pool Factor                                                           1.00000000
                                                                                   -----------------

     (37) Class M-1 Percentage for such Remittance Date                                         0.00%
                                                                                   -----------------

     (38) Class M-1  Principal Distribution:
          a. Class M-1 (current)                                                                0.00                    0.00000000
                                                                                   -----------------                 -------------
          b. Unpaid Class M-1 Principal Shortfall
             (if any) following prior Remittance Date                                           0.00
                                                                                   -----------------

     (39) Unpaid Class M-1 Principal Shortfall
          (if any) following current Remittance Date                                            0.00
                                                                                   -----------------

     (40) Class M-1 Percentage for the following Remittance Date                                0.00%
                                                                                   -----------------

     (41) Class M-1 Liquidation Loss Interest
          (a) Class M-1 Liquidation Loss Amount                                                 0.00
                                                                                   -----------------

          (b) Amount applied to Class M-1
              Liquidation Loss Interest Amount                                                  0.00
                                                                                   -----------------

          (c) Remaining Class M-1 Liquidation Loss
              Interest Amount                                                                   0.00
                                                                                   -----------------

          (d) Amount applied to Unpaid Class M-1
              Loss Interest Shortfall                                                           0.00
                                                                                   -----------------

          (e) Remaining Unpaid Class M-1
              Liquidation Loss Interest Shortfalls                                              0.00
                                                                                   -----------------




 * Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                  SERIES 2000-4
                                    CERTIFICATES for MANUFACTURED HOUSING LOANS
                                    MONTHLY REPORT                       Sep-00
                                    CUSIP NO.#20846Q DQ8,DR6,DS4,DT2,DU9,DV7,
                                    DW5,DX3,DY1,DZ8    TRUST ACCOUNT #3338416-0
                                                     REMITTANCE DATE 10/01/2000
                                                                      PAGE 5

                                                                                        Total $                        Per $1,000
                                                                                        Amount                          Original
                                                                                    -----------------                -------------

CLASS M-2 CERTIFICATES
--------------------------------------
    (42)  Amount available( including Monthly Servicing Fee)                            1,243,750.00
                                                                                   -----------------
A.   Interest
    (43)  Aggregate  interest

          (a) Class M-2 Remittance Rate9.30%, unless the
              Weighted Average Contract Rate is less than 9.30%)                                9.30%
                                                                                   -----------------

          (b) Class M-2 Interest                                                          258,333.33                    5.16666660
                                                                                   -----------------                 -------------

          (c) Interest on Class M-2 Adjusted Principal Balance                                  0.00
                                                                                   -----------------

    (44)  Amount applied to Class M-2 Interest Deficiency Amount                                0.00
                                                                                   -----------------

    (45)  Remaining unpaid Class M-2 Interest Deficiency Amount                                 0.00
                                                                                   -----------------

    (46)  Amount applied to:
          a. Unpaid Class M-2 Interest Shortfall                                                0.00                             0
                                                                                   -----------------                 -------------

    (47)  Remaining:
          a. Unpaid Class M-2 Interest Shortfall                                                0.00                             0
                                                                                   -----------------                 -------------

B.   Principal
    (48)  Formula Principal Distribution  Amount                                                0.00                           N/A
                                                                                   -----------------                 -------------
          a. Scheduled Principal                                                                0.00                           N/A
                                                                                   -----------------                 -------------
          b. Principal Prepayments                                                              0.00                           N/A
                                                                                   -----------------                 -------------
          c. Liquidated Contracts                                                               0.00                           N/A
                                                                                   -----------------                 -------------
          d. Repurchases                                                                        0.00                           N/A
                                                                                   -----------------                 -------------

    (49)  Class M-2 Principal Balance                                                  50,000,000.00                 1000.00000000
                                                                                   -----------------                 -------------
   (49a)  Class M-2 Pool Factor                                                           1.00000000
                                                                                   -----------------

    (50)  Class M-2 Percentage for such Remittance Date                                         0.00%
                                                                                   -----------------

    (51)  Class M-2  Principal Distribution:
          a. Class M-2 (current)                                                                0.00                    0.00000000
                                                                                   -----------------                 -------------
          b. Unpaid Class M-2 Principal Shortfall
             (if any) following prior Remittance Date                                           0.00
                                                                                   -----------------

    (52)  Unpaid Class M-2 Principal Shortfall
          (if any) following current Remittance Date                                            0.00
                                                                                   -----------------

    (53)  Class M-2 Percentage for the following Remittance Date                                0.00%
                                                                                   -----------------

    (54)  Class M-2 Liquidation Loss Interest
          (a) Class M-2 Liquidation Loss Amount                                                 0.00
                                                                                   -----------------

          (b) Amount applied to Class M-2
              Liquidation Loss Interest Amount                                                  0.00
                                                                                   -----------------

          (c) Remaining Class M-2 Liquidation Loss
              Interest Amount                                                                   0.00
                                                                                   -----------------

          (d) Amount applied to Unpaid Class M-2
              Loss Interest Shortfall                                                           0.00
                                                                                   -----------------

          (e) Remaining Unpaid Class M-2
              Liquidation Loss Interest Shortfalls                                              0.00
                                                                                   -----------------


  * Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                  SERIES 2000-4
                                    CERTIFICATES for MANUFACTURED HOUSING LOANS
                                    MONTHLY REPORT                       Sep-00
                                    CUSIP NO.#20846Q DQ8,DR6,DS4,DT2,DU9,DV7,
                                    DW5,DX3,DY1,DZ8    TRUST ACCOUNT #3338416-0
                                                     REMITTANCE DATE 10/01/2000
                                                                      PAGE 6

                                                                                        Total $                        Per $1,000
                                                                                        Amount                          Original
                                                                                    -----------------                -------------

CLASS BI CERTIFICATES
--------------------------------------
     (1)  Amount  Available less the Class A
          Distribution Amount  and Class M-1 Distribution
          Amount (including Monthly Servicing Fee)                                        985,416.67
                                                                                    ----------------

     (3)  Class B-1 Remittance Rate  (10.35%
          unless Weighted Average Contract Rate
          is below 10.35%)                                                                     10.35%
                                                                                    ----------------

     (3)  Aggregate Class B1 Interest                                                     215,625.00                    5.75000000
                                                                                    ----------------                 -------------

     (4)  Amount applied to Unpaid
          Class B1 Interest Shortfall                                                           0.00                          0.00
                                                                                    ----------------                 -------------

     (5)  Remaining Unpaid Class B1
          Interest Shortfall                                                                    0.00                          0.00
                                                                                    ----------------                 -------------

     (6)  Amount applied to Class B-1
          Interest Deficiency Amount                                                            0.00
                                                                                    ----------------

     (7)  Remaining Unpaid Class B-1
          Interest Deficiency Amount                                                            0.00
                                                                                    ----------------

     (8)  Unpaid Class B-1 Principal Shortfall
          (if any) following prior Remittance Date                                              0.00
                                                                                    ----------------

    (8a)  Class B Percentage for such Remittance Date                                           0.00
                                                                                    ----------------

     (9)  Current Principal (Class B Percentage of Formula Principal
          Distribution Amount)                                                                  0.00                    0.00000000
                                                                                    ----------------                 -------------

   (10a)  Class B1 Principal Shortfall                                                          0.00
                                                                                    ----------------

   (10b)  Unpaid Class B1 Principal Shortfall                                                   0.00
                                                                                    ----------------

    (11)  Class B Principal Balance                                                    81,250,000.00
                                                                                    ----------------

    (12)  Class B1 Principal Balance                                                   37,500,000.00
                                                                                    ----------------
   (12a)  Class B1 Pool Factor                                                            1.00000000                 1000.00000000
                                                                                    ----------------                 -------------

    (13)  Class B-1 Liquidation Loss Interest
          (a) Class B-1 Liquidation Loss Amount                                                 0.00
                                                                                    ----------------

          (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                      0.00
                                                                                    ----------------

          (c) Remaining Class B-1 Liquidation Loss Interest Amount                              0.00
                                                                                    ----------------

          (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest
              Shortfall                                                                         0.00
                                                                                    ----------------

          (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                    0.00
                                                                                    ----------------



                                                                  SERIES 2000-4
                                    CERTIFICATES for MANUFACTURED HOUSING LOANS
                                    MONTHLY REPORT                       Sep-00
                                    CUSIP NO.#20846Q DQ8,DR6,DS4,DT2,DU9,DV7,
                                    DW5,DX3,DY1,DZ8    TRUST ACCOUNT #3338416-0
                                                     REMITTANCE DATE 10/01/2000
                                                                      PAGE 7

                                                                                        Total $                        Per $1,000
                                                                                        Amount                          Original
                                                                                    -----------------                -------------

CLASS B2 CERTIFICATES
--------------------------------------
    (14)  Remaining Amount Available                                                      769,791.67
                                                                                    ----------------

    (15)  Class B-2 Remittance Rate (10.35%
          unless Weighted Average Contract
          Rate is less than 10.35%)                                                            10.35%
                                                                                    ----------------

    (16)  Aggregate Class B2 Interest                                                     251,562.50                    5.75000000
                                                                                    ----------------                 -------------

    (17)  Amount applied to Unpaid
          Class B2 Interest Shortfall                                                           0.00                          0.00
                                                                                    ----------------                 -------------

    (18)  Remaining Unpaid Class B2
          Interest Shortfall                                                                    0.00                          0.00
                                                                                    ----------------                 -------------

    (19)  Unpaid Class B2 Principal Shortfall
          (if any) following prior Remittance Date                                              0.00
                                                                                    ----------------

    (20)  Class B2 Principal Liquidation Loss Amount                                            0.00
                                                                                    ----------------

    (21)  Class B2 Principal (zero until class B1
          paid down: thereafter, Class B Percentage
          of formula Principal Distribution Amount)                                             0.00                    0.00000000
                                                                                    ----------------                 -------------

    (22)  Guarantee Payment                                                                     0.00
                                                                                    ----------------

    (23)  Class B2 Principal Balance                                                   43,750,000.00
                                                                                    ----------------
   (23a)  Class B2 Pool Factor                                                            1.00000000                 1000.00000000
                                                                                    ----------------                 -------------

    (24)  Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
          Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
          Amount, Class M-1 Distribution Amount,
          Class B-1 Distribution Amount and Class B-2  Distribution
          Amount, if the Company or Green Tree Financial Servicing Corp.
          is the Servicer)                                                                518,229.17
                                                                                    ----------------

    (25)  Class B-3I Guarantee Fee                                                              0.00
                                                                                    ----------------

    (26)  Class B-3I Distribution Amount                                                        0.00
                                                                                    ----------------

    (27)  Class B-3I Formula Distribution Amount (all Excess
          Interest plus Unpaid Class B-3I Shortfall)                                            0.00
                                                                                    ----------------

    (28)  Class B-3I Distribution Amount (remaining Amount Available)                           0.00
                                                                                    ----------------

    (29)  Class B-3I Shortfall (26-27)                                                    985,280.23
                                                                                    ----------------

    (30)  Unpaid Class B-3I Shortfall                                                     985,280.23
                                                                                    ----------------

    (31)  Class M-1 Interest Deficiency on such Remittance Date                                 0.00
                                                                                    ----------------

    (32)  Class B-1 Interest Deficiency on such Remittance Date                                 0.00
                                                                                    ----------------

    (33)  Repossessed Contracts                                                            58,221.17
                                                                                    ----------------
    (34)  Repossessed Contracts Remaining in Inventory                                     58,189.47
                                                                                    ----------------

    (35)  Weighted Average Contract Rate                                                    11.68320
                                                                                    ----------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.